Exhibit 10.4

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) has been executed by and among the following parties on 1st November, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”):

Party A:                        Beijing Hexin Yongheng Technology Development Co., Ltd (hereinafter “Pledgee”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China;

Party B:                        Xiaobin Zhai (hereinafter “Pledgor”), a Chinese citizen with Chinese Identification No.: *******; and

Party C:                        Hexin E-Commerce Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Floor 13, No. 92 Jianguo Road, Chaoyang Dirstrict, Beijing, People’s Republic of China.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.              Pledgor is a citizen of China who as of the date hereof holds 5% of equity interests of Party C, representing RMB5,260,000 in the registered capital of Party C. Party C is a limited liability company registered in Beijing, China, engaging in Economic information consultation, Investment management, Investment consultation, Asset management, E-commerce, financial consultation. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the

Strictly Confidential

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Pledge;

2.              Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C which is partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement (as defined below) in Beijing; Party C, Pledgee and Pledgor have executed an Exclusive Option Agreement (as defined below); Pledgor has executed a Power of Attorney (as defined below) in favor of Pledgee; and Pledgee and Pledgor have executed a Loan Agreement (as defined below);

3.              To ensure that Party C and Pledgor fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Loan Agreement and the Power of Attorney, Pledgor hereby pledges to the Pledgee all of the equity interest that Pledgor holds in Party C as security for Party C’s and Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Loan Agreement and the Power of Attorney.

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

1.     Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1       Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

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1.2       Equity Interest: shall refer to 5% equity interests in Party C currently held by Pledgor, representing RMB5,260,000 in the registered capital of Party C, and all of the equity interest hereafter acquired by Pledgor in Party C.

1.3  Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4       Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on 1st November, 2016 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, Pledgee and Pledgor on 1st November, 2016 (the “Exclusive Option Agreement”), the Loan Agreement executed by and between Pledgee and Pledgor on 1st November, 2016 (the “Loan Agreement”), Power of Attorney executed on 1st November, 2016 by Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5       Contract Obligations: shall refer to all the obligations of Pledgor under the Exclusive Option Agreement, the Power of Attorney, the Loan Agreement and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement, the Loan Agreement and this Agreement.

1.6       Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default. The amount of such loss shall be calculated in accordance with the reasonable business plan and profit forecast of Pledgee, the consulting and service fees payable to Pledgee under the Exclusive Business Cooperation Agreement, all expenses occurred in connection with enforcement by Pledgee of Pledgor’s and/or Party C’s Contract Obligations and etc.

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1.7  Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8       Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.     Pledge

2.1       Pledgor agrees to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that Pledgor pledges the Equity Interest to the Pledgee pursuant to this Agreement.

2.2       During the term of the Pledge, Pledgee is entitled to receive dividends distributed on the Equity Interest. Pledgor may receive dividends distributed on the Equity Interest only with prior written consent of Pledgee. Dividends received by Pledgor on Equity Interest after deduction of individual income tax paid by Pledgor shall be, as required by Pledgee, (1) deposited into an account designated and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

2.3       Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

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2.4       In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to Pledgor upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designate and supervised by Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) unconditionally donated to Pledgee or any other person designated by Pledgee to the extent permitted under applicable PRC laws.

3.     Term of Pledge

3.1       The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness have been fully paid. Pledgor and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 15 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2  During the Term of Pledge, in the event Pledgor and/or Party C fails to

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perform the Contract Obligations or pay Secured Indebtedness, Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.     Custody of Records for Equity Interest subject to Pledge

4.1       During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such documents during the entire Term of Pledge set forth in this Agreement.

5.     Representations and Warranties of Pledgor and Party C

As of the execution date of this Agreement, Pledgor and Party C hereby jointly and severally represent and warrant to Pledgee that:

5.1  Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2       Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3       Except for the Pledge, Pledgor has not placed any security interest, collateral or other encumbrance on the Equity Interest.

5.4       Pledgor and Party C have obtained any and all approvals and consents from applicable government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

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5.5       The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or instrument to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

6.     Covenants of Pledgor and Party C

6.1  During the term of this Agreement, Pledgor and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1                     Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of Pledgee, except for the performance of the Transaction Documents;

6.1.2                     Pledgor and Party C shall comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3                     Pledgor and Party C shall promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

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6.1.4                     Party C shall complete the registration procedures for extension of the term of operation within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

6.2       Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3       To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4       Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

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7.              Event of Breach

7.1       The following circumstances shall be deemed Event of Default:

7.1.1                     Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2                     Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.2       Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor and Party C shall immediately notify Pledgee in writing accordingly.

7.3       Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction within twenty (20) days after the Pledgee and /or Party C delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.              Exercise of Pledge

8.1       Pledgee shall issue a written Notice of Default to Pledgor when it exercises the Pledge.

8.2       Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

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8.3       After Pledgee issues a Notice of Default to Pledgor in accordance with Section 8.1, Pledgee may exercise any remedy measure under applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

8.4       The proceeds from exercise of the Pledge by Pledgee shall be used to pay for tax and expenses incurred as result of disposing the Equity Interest and to perform Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to Pledgor or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where Pledgor resides, with all expense incurred being borne by Pledgor. To the extent permitted under applicable PRC laws, Pledgor shall unconditionally donate the aforementioned proceeds to Pledgee or any other person designated by Pledgee.

8.5       Pledgee may exercise any remedy measure available simultaneously or in any order. Pledgee may exercise the right to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest under this Agreement, without exercising any other remedy measure first.

8.6       Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and Pledgor or Party C shall not raise any objection to such exercise.

8.7       When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

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9.              Breach of Agreement

9.1       If Pledgor or Party C conducts any material breach of any term of this Agreement, Pledgee shall have right to terminate this Agreement and/or require Pledgor or Party C to indemnify all damages; this Section 9 shall not prejudice any other rights of Pledgee herein;

9.2       Pledgor or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

10.       Assignment

10.1          Without Pledgee’s prior written consent, Pledgor and Party C shall not have the right to assign or delegate their rights and obligations under this Agreement.

10.2          This Agreement shall be binding on Pledgor and his/her successors and permitted assigns, and shall be valid with respect to Pledgee and each of his/her successors and assigns.

10.3          At any time, Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assigns shall have the rights and obligations of Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4          In the event of change of Pledgee due to assignment, Pledgor and/or Party C shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and

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register the same with the relevant AIC.

10.5          Pledgor and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

11.       Termination

11.1          Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by Pledgor and Party C, Pledgee shall release the Pledge under this Agreement upon Pledgor’s request as soon as reasonably practicable and shall assist Pledgor to de-register the Pledge from the shareholders’ register of Party C and with relevant PRC local administration for industry and commerce.

11.2          The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.       Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.       Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.       Governing Law and Resolution of Disputes

14.1          The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

14.2          In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The

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arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

14.3          Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.       Notices

15.1          All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.2          Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

15.3          Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

15.4          For the purpose of notices, the addresses of the Parties are as follows:

Party A:	Beijing Hexin Yongheng Technology Development Co., Ltd

Address:	Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China

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Attn:	Xiaobo An
Phone:	+86 10-56579025

Party B:	Xiaobin Zhai

Address:	No. 36, West Road, Sishang Village, Yehe Town, Luancheng Country, Shijiazhuang City, Hebei Province
Phone:	+86 187 0143 1292

Party C:	Hexin E-Commerce Co., Ltd.

Address:	Floor 13, No. 92 Jianguo Road, Chaoyang Dirstrict, Beijing, People’s Republic of China
Attn:	Xiaobo An
Phone:	+86 10-53579038

15.5          Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

16.       Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

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17.       Attachments

The attachments set forth herein shall be an integral part of this Agreement.

18.       Effectiveness

18.1          This Agreement shall become effective upon execution by the Parties.

18.2          Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

19.       Language and Counterparts

This Agreement is written in Chinese and English in four copies. Pledgor, Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case of any discrepancy between the Chinese version and the English version, the Chinese version shall prevail.

The Remainder of this page is intentionally left blank

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

[SEAL]

Party A:	Beijing Hexin Yongheng Technology Development Co., Ltd

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Party B:	Xiaobin Zhai

By:	/s/ Xiaobin Zhai

[SEAL]

Party C:	Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Attachments:

1.                                      Shareholders’ Register of Party C;

2.                                      The Capital Contribution Certificate for Party C

3.                                      Exclusive Business Cooperation Agreement

4.                                      Exclusive Option Agreement

5.                                      Loan Agreement

6.                                      Power of Attorney

Shareholders’ Register of
Hexin E-Commerce Co., Ltd.

1.                                      Name of Shareholder: Xiaobo An

ID Card No.: XXXXXXX

Address: No. 1, Guangming Lane, Fuye West Road, Guanqia Village, Qidi Town, Jinzhou City, Hebei Province

Capital Contribution: RMB99,999,999

Percentage of Contribution: 94.99%

Capital Contribution Certificate No.: 001

Xiaobo An holds 94.99% of the equity interest in Hexin E-Commerce Co., Ltd. and such 94.99% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

[Seal of the Company]

2.                                      Name of Shareholder: Xiaoning An

ID Card No.: XXXXX

Address: No. 89, Qingchun Road, Qidi Village, Qidi Town, Jinzhou City, Hebei Province

Capital Contribution: RMB10,001

Percentage of Contribution: 0.01%

Capital Contribution Certificate No.: 002

Xiaoning An holds 0.01% of the equity interest in Hexin E-Commerce Co., Ltd. and such 0.01% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

[Seal of the Company]

3.                                      Name of Shareholder: Xiaobin Zhai

ID Card No.: XXXXX

Address: No. 36, West Road, Sishang Village, Yehe Town, Luancheng Country, Shijiazhuang City, Hebei Province

Capital Contribution: RMB5,260,000

Percentage of Contribution: 5%

Capital Contribution Certificate No.: 003

Xiaobin Zhai holds 5% of the equity interest in Hexin E-Commerce Co., Ltd. and such 5% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

[Seal of the Company]

Capital Contribution Certificate
for Hexin E-Commerce Co., Ltd.

(No: 001)

Company Name: Hexin E-Commerce Co., Ltd.

Date of Establishment: March 7, 2014

Registered Capital: RMB 105,270,000

Name of the Shareholder: Xiaobo An

ID Card No.: XXXXXXX

Amount of the Capital Contributed by the Shareholder: RMB50,100,000

It is hereby certified that Xiaobo An has contributed RMB50,100,000 to hold 94.99% of the equity interest of Hexin E-Commerce Co., Ltd. and such 94.99% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative
(Seal of the Company)
Date:	1st November, 2016

Capital Contribution Certificate

for Hexin E-Commerce Co., Ltd.

(No: 002)

Company Name: Hexin E-Commerce Co., Ltd.

Date of Establishment: March 7, 2014

Registered Capital: RMB 105,270,000

Name of the Shareholder: Xiaoning An

ID Card No.: XXXXXXX

Amount of the Capital Contributed by the Shareholder: RMB10,001

It is hereby certified that Xiaoning An has contributed RMB10,001 to hold 0.01% of the equity interest of Hexin E-Commerce Co., Ltd. and such 0.01% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative
(Seal of the Company)
Date:	1st November, 2016

Capital Contribution Certificate
for Hexin E-Commerce Co., Ltd.

(No: 003)

Company Name: Hexin E-Commerce Co., Ltd.

Date of Establishment: March 7, 2014

Registered Capital: RMB 105,270,000

Name of the Shareholder: Xiaobin Zhai

ID Card No.: XXXXXXX

Amount of the Capital Contributed by the Shareholder: RMB 5,260,000

It is hereby certified that Xiaobin Zhai has contributed RMB5,260,000 to hold 5% of the equity interest of Hexin E-Commerce Co., Ltd. and such 5% equity interest has been pledged to Beijing Hexin Yongheng Technology Development Co., Ltd.

Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative
(Seal of the Company)
Date:	1st November, 2016

Exclusive Business Cooperation Agreement

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on 1st November, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”).

Party A:              Beijing Hexin Yongheng Technology Development Co., Ltd

Address:               Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China

Party B:              Hexin E-Commerce Co., Ltd.

Address:               Floor 13, No. 92 Jianguo Road, Chaoyang Dirstrict, Beijing, People’s Republic of China

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

1.              Party A is a wholly foreign owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

Strictly Confidential

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2.              Party B is a company established in China with exclusively domestic capital and is permitted to engage in Economic information consultation, Investment management, Investment consultation, Asset management, E-commerce, financial consultation by relevant PRC government authorities. The businesses conducted by Party B currently and any time during the term of this Agreement are collectively referred to as the “Principal Business”;

3.              Party A is willing to provide Party B with technical support, consulting services and other services on exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A’s designee(s), each on the terms set forth herein.

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.                                      Services Provided by Party A

1.1                               Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with comprehensive technical support, consulting services and other services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, including but not limited to the follows:

(1)                                 Licensing Party B to use any software legally owned by Party A;

(2)                                 Development, maintenance and update of software involved in Party B’s business;

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(3)                                 Design, installation, daily management, maintenance and updating of network system, hardware and database design;

(4)                                 Technical support and training for employees of Party B;

(5)                                 Assisting Party B in consultancy, collection and research of technology and market information (excluding market research business that wholly foreign-owned enterprises are prohibited from conducting under PRC law);

(6)                                 Providing business management consultation for Party B;

(7)                                 Providing marketing and promotion services for Party B;

(8)                                 Providing customer order management and customer services for Party B;

(9)                                 Leasing of equipments or properties; and

(10)                          Other services requested by Party B from time to time to the extent permitted under PRC law.

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1.2       Party B agrees to accept all the services provided by Party A. Party B further agrees that unless with Party A’s prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may designate other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the services under this Agreement. For the purpose of this Agreement, Party A and other parties designated by Party A may be respectively referred to as a “Service Provider,” or collectively as “Service Providers.”

1.3       Service Providing Methodology

1.3.1                     Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific services.

1.3.2                     To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A’s relevant equipment or property based on the needs of the business of Party B.

1.3.3                     Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B, at Party A’s sole discretion, any or all of the assets and business of Party B, to the extent

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permitted under PRC law, at the lowest purchase price permitted by PRC law. The Parties shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets.

2.                                      The Calculation and Payment of the Service Fees

2.1                               The fees payable by Party B to Service Providers during the term of this Agreement shall be calculated as follows:

2.1.1                     Party B shall pay service fee to Party A or to Service Providers as instructed by Party A in each month. The service fee for each month shall consist of management fee and fee for services provided, which shall be determined or adjusted (if necessary) by the Party A by considering the following factors. Party B shall accept such determination and adjustments.

(1)                                 Complexity and difficulty of the services provided by Party A;

(2)                                 Title of and time consumed by employees of the Service Provider providing the services;

(3)                                 Contents and value of the services provided by Party A;

(4)                                 Market price of the same type of services;

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(5)                                 Operation conditions of the Party B.

2.1.2                     If a Service Provider transfers technology to Party B or develops software or other technology as entrusted by Party B or leases equipments or properties to Party B, the technology transfer price, development fees or rent shall be determined by Party A or the Service Provider as instructed by Party A based on the actual situations.

3.                                      Intellectual Property Rights and Confidentiality Clauses

3.1                               Party A shall have exclusive and proprietary ownership, rights and interests in any and all intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A.

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3.2                               The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

4.                                      Representations and Warranties

4.1                               Party A hereby represents, warrants and covenants as follows:

4.1.1                     Party A is a wholly foreign owned enterprise legally established and validly existing in accordance with the laws of China; Party A or the service providers designated by Party A will obtain all government permits and licenses for providing the service under this Agreement before providing such services.

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4.1.2                     Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party A’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.1.3                     This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable against it in accordance with its terms.

4.2                               Party B hereby represents, warrants and covenants as follows:

4.2.1                     Party B is a company legally established and validly existing in accordance with the laws of China and has obtained and will maintain all permits and licenses for engaging in the Principal Business in a timely manner.

4.2.2                     Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party B’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.2.3                     This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms.

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5.                                      Term of Agreement

5.1                               This Agreement shall become effective upon execution by the Parties. Unless terminated in accordance with the provisions of this Agreement or terminated in writing by Party A, this Agreement shall remain effective.

5.2                               During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.

5.3                               The rights and obligations of the Parties under Sections 3, 6, 7 and this Section 5.3 shall survive the termination of this Agreement.

6.                                      Governing Law and Resolution of Disputes

6.1                               The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

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6.2                               In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on both Parties.

6.3                               Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

7.                                      Breach of Agreement and Indemnification

7.1                               If Party B conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B to indemnify all damages; this Section 7.1 shall not prejudice any other rights of Party A herein.

7.2                               Unless otherwise required by applicable laws, Party B shall not have any right to terminate this Agreement in any event.

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7.3                               Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

8.                                      Force Majeure

8.1                               In the case of any force majeure events (“Force Majeure”) such as earthquake, typhoon, flood, fire, flu, war, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which directly or indirectly causes the failure of either Party to perform or completely perform this Agreement, then the Party affected by such Force Majeure shall give the other Party written notices without any delay, and shall provide details of such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance.

8.2                               If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non-performance of its obligations hereunder. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party.

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8.3                               In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

9.                                      Notices

9.1                               All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

9.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2                               For the purpose of notices, the addresses of the Parties are as follows:

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Party A:                                                Beijing Hexin Yongheng Technology Development Co., Ltd

Address:                                                 Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China

Attn:                                                                    Xiaobo An

Phone:                                                          +86 10-56579025

Party B:                                                Hexin E-Commerce Co., Ltd.

Address:                                                 Floor 13, No. 92 Jianguo Road, Chaoyang District, Beijing, People’s Republic of China

Attn:                                                                    Xiaobo An

Phone:                                                          +86 10-53579038

9.3                               Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.                               Assignment

10.1                        Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2                        Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment, Party

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A is only required to give written notice to Party B and does not need any consent from Party B for such assignment.

11.                               Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.                               Amendments and Supplements

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.                               Language and Counterparts

This Agreement is written in both Chinese and English language in two copies, each Party having one copy. In case of any discrepancy between the Chinese version and the English version, the Chinese version shall prevail.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

Party A: Beijing Hexin Yongheng Technology Development Co., Ltd

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

[SEAL]

Party B: Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

[SEAL]

Exclusive Option Agreement

This Exclusive Option Agreement (this “Agreement”) is executed by and among the following Parties as of 1st November, 2016 in Beijing, the People’s Republic of China (“China” or the “PRC”):

Party A:                        Beijing Hexin Yongheng Technology Development Co., Ltd, a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China;

Party B:                        Xiaobin Zhai, a Chinese citizen with Identification No.: *******; and

Party C:                        Hexin E-Commerce Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its address at Floor 13, No. 92 Jianguo Road, Chaoyang Dirstrict, Beijing, People’s Republic of China.

In this Agreement, each of Party A, Party B and Party C shall be referred to as a “Party” respectively, and they shall be collectively referred to as the “Parties”.

Whereas:

1.              Party B is a shareholder of Party C and as of the date hereof holds 5% of equity interests of Party C, representing RMB 5,260,000 in the registered capital of Party C.

2.              Party A and Party B executed a Loan Agreement (“Loan Agreement”) on 1st November, 2016, according to which Party A agreed to provide Party B with a loan in amount of RMB 25,500,000, to be used for the purpose of subscribing the registered capital of Party C.

Strictly Confidential

3.              Party B agrees to grant Party A an exclusive right through this Agreement, and Party A agrees to accept such exclusive right to purchase all or part equity interest held by Party B in Party C.

Now therefore, upon mutual discussion and negotiation, the Parties have reached the following agreement:

1.              Sale and Purchase of Equity Interest

1.1       Option Granted

In consideration of the payment of RMB10 by Party A, the receipt and adequacy of which is hereby acknowledged by Party B, Party B hereby irrevocably grants Party A an irrevocable and exclusive right to purchase, or designate one or more persons (each, a “Designee”) to purchase the equity interests in Party C then held by Party B once or at multiple times at any time in part or in whole at Party A’s sole and absolute discretion to the extent permitted by Chinese laws and at the price described in Section 1.3 herein (such right being the “Equity Interest Purchase Option”). Except for Party A and the Designee(s), no other person shall be entitled to the Equity Interest Purchase Option or other rights with respect to the equity interests of Party B. Party C hereby agrees to the grant by Party B of the Equity Interest Purchase Option to Party A. The term “person” as used herein shall refer to individuals, corporations, partnerships, partners, enterprises, trusts or non-corporate organizations.

1.2       Steps for Exercise of Equity Interest Purchase Option

Subject to the provisions of the laws and regulations of China, Party A may exercise the Equity Interest Purchase Option by issuing a written notice to Party B (the “Equity Interest Purchase Option Notice”), specifying: (a) Party A’s or the Designee’s decision to exercise the Equity Interest Purchase Option; (b) the portion of equity interests to be purchased by Party A or the Designee from Party B (the “Optioned Interests”); and (c) the date for purchasing the Optioned Interests or the date for transfer of the Optioned Interests.

1.3       Equity Interest Purchase Price

The purchase price of all equity interests held by Party B in Party C purchased by Party A by exercising the Equity Interest Purchase Option shall be RMB 1.00; if Party A exercises the Equity Interest Purchase Option to purchase part of the equity interests held by Party B in Party C, the purchase price shall be calculated pro rata. If PRC law requires a minimum price higher than aforementioned price when Party A exercises Equity Interest Purchase Option, the minimum price regulated by PRC law shall be the purchase price (collectively, the “Equity Interest Purchase Price”).

1.4       Transfer of Optioned Interests

For each exercise of the Equity Interest Purchase Option:

1.4.1                     Party B shall cause Party C to promptly convene a shareholders’ meeting, at which a resolution shall be adopted approving Party B’s transfer of the Optioned Interests to Party A and/or the Designee(s);

1.4.2                     Party B shall obtain written statements from the other shareholders of Party C giving consent to the transfer of the equity interest to Party A and/or the Designee(s) and waiving any right of first refusal related thereto;

1.4.3                     Party B shall execute an equity interest transfer contract with respect to each transfer with Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Option Notice regarding the Optioned Interests;

1.4.4                     The relevant Parties shall execute all other necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Optioned Interests to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Optioned Interests. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney. “Party B’s Equity Interest Pledge Agreement” as used in this Agreement shall refer to the Interest Pledge Agreement executed by and among Party A, Party B and Party C on the date hereof and any modification, amendment and restatement thereto. “Party B’s Power of Attorney” as used in this Agreement shall refer to the Power of Attorney executed by Party B on the date hereof granting Party A with power of attorney and any modification, amendment and restatement thereto.

2.              Covenants

2.1       Covenants regarding Party C

Party B (as a shareholder of Party C) and Party C hereby covenant as follows:

2.1.1                     Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association of Party C, increase or decrease its registered capital, or change its structure of registered capital in other manners;

2.1.2                     They shall maintain Party C’s corporate existence in accordance with good financial and business standards and practices, obtain and maintain all necessary government licenses and permits by prudently and effectively operating its business and handling its affairs;

2.1.3                     Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party C or legal or beneficial interest in the material business or revenues of Party C, or allow the encumbrance thereon of any security interest;

2.1.4                     Without the prior written consent of Party A, they shall not incur, inherit, guarantee or suffer the existence of any debt, except for payables incurred in the ordinary course of business other than through loans;

2.1.5                     They shall always operate all of Party C’s businesses in the ordinary course of business to maintain the asset value of Party C and refrain from any action/omission that may affect Party C’s operating status and asset value;

2.1.6                     Without the prior written consent of Party A, they shall not cause Party C to execute any major contract, except the contracts in the ordinary course of business (for purpose of this subsection, a contract with a price exceeding RMB100,000 shall be deemed a major contract);

2.1.7                     Without the prior written consent of Party A, they shall not cause Party C to provide any person with any loan or credit;

2.1.8                     They shall provide Party A with information on Party C’s business operations and financial condition at Party A’s request;

2.1.9                     If requested by Party A, they shall procure and maintain insurance in respect of Party C’s assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

2.1.10              Without the prior written consent of Party A, they shall not cause or permit Party C to merge, consolidate with, acquire or invest in any person;

2.1.11              They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party C’s assets, business or revenue;

2.1.12              To maintain the ownership by Party C of all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.1.13              Without the prior written consent of Party A, they shall ensure that Party C shall not in any manner distribute dividends to its shareholders, provided that upon Party A’s written request, Party C shall immediately distribute all distributable profits to its shareholders;

2.1.14              At the request of Party A, they shall appoint any person designated by Party A as the director or executive director of Party C.

2.1.15              Without Party A’s prior written consent, they shall not engage in any business in competition with Party A or its affiliates; and

2.1.16              Unless otherwise required by PRC law, Party C shall not be dissolved or liquated without prior written consent by Party A.

2.2       Covenants of Party B

Party B hereby covenants as follows:

2.2.1                     Without the prior written consent of Party A, Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.2                     Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting and/or the directors (or the executive director) of Party C not to approve any sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests in Party C held by Party B, or allow the encumbrance thereon of any security interest, except for the interest placed in accordance with Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney;

2.2.3                     Without the prior written consent of Party A, Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C not to approve the merger or consolidation with any person, or the acquisition of or investment in any person;

2.2.4                     Party B shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the equity interests in Party C held by Party B;

2.2.5                     Party B shall cause the shareholders’ meeting or the directors (or the executive director) of Party C to vote their approval of the transfer of the Optioned Interests as set forth in this Agreement and to take any and all other actions that may be requested by Party A;

2.2.6                     To the extent necessary to maintain Party B’s ownership in Party C, Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions, file all necessary or appropriate complaints, and raise necessary or appropriate defenses against all claims;

2.2.7                     Party B shall appoint any designee of Party A as the director or the executive director of Party C, at the request of Party A;

2.2.8                     Party B hereby waives its right of first of refusal to transfer of equity interest by any other shareholder of Party C to Party A (if any), and gives consent to execution by each other shareholder of Party C with

Party A and Party C the exclusive option agreement, the equity interest pledge agreement and the power of attorney similar to this Agreement, Party B’s Equity Interest Pledge Agreement and Party B’s Power of Attorney and undertakes not to take any action in conflict with such documents executed by the other shareholders;

2.2.9                     Party B shall promptly donate any profit, interest, dividend or proceeds of liquidation, or any proceeds from transferring its entire or a part of equity interest in Party C, to Party A or any other person designated by Party A to the extent permitted under applicable PRC laws; and

2.2.10              Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among Party B, Party C and Party A, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. To the extent that Party B has any remaining rights with respect to the equity interests subject to this Agreement hereunder or under the Party B’s Equity Interest Pledge Agreement or under the Party B’s Power of Attorney, Party B shall not exercise such rights except in accordance with the written instructions of Party A.

3.              Representations and Warranties

Party B and Party C hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Optioned Interests, that:

3.1       They have the power, capacity and authority to execute and deliver this Agreement and any equity interest transfer contracts to which they are parties concerning the Optioned Interests to be transferred thereunder (each, a “Transfer Contract”), and to perform their obligations under this Agreement and any Transfer Contracts. Party B and Party C agree to enter into Transfer Contracts consistent with the terms of this Agreement upon Party A’s exercise of the Equity Interest Purchase Option. This Agreement and the Transfer Contracts to which they are parties constitute or will constitute their legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof;

3.2       Party B and Party C have obtained any and all approvals and consents from government authorities and third parties (if required) for execution, delivery and performance of this Agreement.

3.3       The execution and delivery of this Agreement or any Transfer Contracts and the obligations under this Agreement or any Transfer Contracts shall not: (i) cause any violation of any applicable laws of China; (ii) be inconsistent with the articles of association, bylaws or other organizational documents of Party C; (iii) cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to either of them; or (v) cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to either of them;

3.4       Party B has a good and merchantable title to the equity interests held by Party B in Party C. Except for Party B’s Equity Interest Pledge

Agreement and Party B’s Power of Attorney, Party B has not placed any security interest on such equity interests;

3.5       Party C has a good and merchantable title to all of its assets, and has not placed any security interest on the aforementioned assets;

3.6       Party C does not have any outstanding debts, except for (i) debt incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained.

3.7       Party C has complied with all applicable laws and regulations; and

3.8       There are no pending or threatened litigation, arbitration or administrative proceedings relating to the equity interests in Party C, assets of Party C or Party C.

4.              Effective Date and Term

This Agreement shall become effective upon execution by the Parties, and remain effective until all equity interests held by Party B in Party C have been transferred or assigned to Party A and/or any other person designated by Party A in accordance with this Agreement.

5.              Governing Law and Resolution of Disputes

5.1       Governing law

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

5.2       Methods of Resolution of Disputes

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

6.              Taxes and Fees

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of China in connection with the preparation and execution of this Agreement and the Transfer Contracts, as well as the consummation of the transactions contemplated under this Agreement and the Transfer Contracts.

7.              Notices

7.1       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

7.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices;

7.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2       For the purpose of notices, the addresses of the Parties are as follows:

Party A:                        Beijing Hexin Yongheng Technology Development Co., Ltd

Address:                         Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China

Attn:                                            Xiaobo An

Phone:                                  +86 10-56579025

Party B:                        Xiaobin Zhai

Address:                         No. 36, West Road, Sishang Village, Yehe Town, Luancheng Country, Shijiazhuang City, Hebei Province

Phone:                                  +86 187 0143 1292

Party C:                        Hexin E-Commerce Co., Ltd.

Address:                         Floor 13, No. 92 Jianguo Road, Chaoyang Dirstrict, Beijing, People’s Republic of China

Attn:                                            Xiaobo An

Phone:                                  +86 10-53579038

7.3       Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

8.              Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement, and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of other Parties, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

9.              Further Warranties

The Parties agree to promptly execute documents that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement and take further actions that are reasonably required for or are conducive to the implementation of the provisions and purposes of this Agreement.

10.       Breach of Agreement

10.1          If Party B or Party C conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require the Party B or Party C to compensate all damages; this Section 10 shall not prejudice any other rights of Party A herein;

10.2          Party B or Party C shall not have any right to terminate this Agreement in any event unless otherwise required by applicable laws.

11.       Miscellaneous

11.1          Amendment, change and supplement

Any amendment, change and supplement to this Agreement shall require the execution of a written agreement by all of the Parties.

11.2          Entire agreement

Except for the amendments, supplements or changes in writing executed after the execution of this Agreement, this Agreement shall constitute the entire agreement reached by and among the Parties hereto with respect to the subject matter hereof, and shall supercede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

11.3          Headings

The headings of this Agreement are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of this Agreement.

11.4          Language

This Agreement is written in both Chinese and English language in three copies, each Party having one copy. In case of any discrepancy between the Chinese version and the English version, the Chinese version shall prevail.

11.5          Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

11.6          Successors

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

11.7          Survival

11.7.1              Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof.

11.7.2              The provisions of Sections 5, 8, 10 and this Section 11.7 shall survive the termination of this Agreement.

11.8          Waivers

Any Party may waive the terms and conditions of this Agreement, provided that such a waiver must be provided in writing and shall require the signatures of the Parties. No waiver by any Party in certain circumstances with respect to a breach by other Parties shall operate as a waiver by such a Party with respect to any similar breach in other circumstances.

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Option Agreement as of the date first above written.

Party A:	Beijing Hexin Yongheng Technology Development Co., Ltd
[SEAL]

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Party B:	Xiaobin Zhai

By:	/s/ Xiaobin Zhai

Party C:	Hexin E-Commerce Co., Ltd.
[SEAL]

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of 1st November, 2016 in Beijing, China:

(1)         Beijing Hexin Yongheng Technology Development Co., Ltd (“Lender”), a wholly foreign owned enterprise, organized and existing under the laws of the PRC, with its address at Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District, Beijing, People’s Republic of China;

(2)         Xiaobin Zhai (“Borrower”), a citizen of China with Chinese Identification No.: *******.

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.              As of the date hereof, Borrower holds 5% of equity interests in Hexin E-Commerce Co., Ltd. (“Borrower Company”). All of the equity interest now held and hereafter acquired by Borrower in Borrower Company shall be referred to as Borrower Equity Interest;

2.              Lender confirms that it agrees to provide Borrower with and Borrower confirms that he/she has received a loan which equals to RMB 25,500,000 to be used for the purposes set forth under this Agreement.

After friendly consultation, the Parties agree as follows:

Strictly Confidential

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1                 Loan

1.1       In accordance with the terms and conditions of this Agreement, Lender and Borrower hereby acknowledge that Borrower has obtained from Lender a loan in the amount of RMB 25,500,000 (the “Loan”). The term of the Loan shall be 10 years from the effective date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                     30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                     Borrower’s death, lack or limitation of civil capacity;

1.1.3                     Borrower ceases (for any reason) to be an employee of Lender, Borrower Company or their affiliates;

1.1.4                     Borrower engages in criminal act or is involved in criminal activities;

1.1.5                     According to the applicable laws of China, foreign investors are permitted to invest in the principle business that is currently conducted by Borrower Company in China with a controlling stake and/or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

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1.2       The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3       Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to subscribe the registered capital of Borrower Company. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4       Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and shall at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used by the Borrower to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5       Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6       Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”), which authorizes Lender or a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Borrower Company.

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1.7       When Borrower transfers Borrower Equity Interest to Lender or Lender’s designated person(s), in the event that the transfer price of such equity interest equals or is lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such equity interest exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by Borrower to Lender.

2                 Representations and Warranties

2.1       Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

2.1.1                     Lender is a corporation duly organized and legally existing in accordance with the laws of China;

2.1.2                     Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3                     This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

2.2       Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

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2.2.1                     Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2                     This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.3                     There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

3                 Borrower’s Covenants

3.1       As and when he becomes, and for so long as he remains a shareholder of Borrower Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Borrower Company:

3.1.1                     to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement (“Exclusive Business Cooperation Agreement”) to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and Exclusive Business Cooperation Agreement.

3.1.2                     at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender

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(or a party designated by Lender), and to strictly abide by such contracts/agreements;

3.1.3                     to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

3.1.4                     to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

3.1.5                     at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

3.2       Borrower covenants that during the term of this Agreement, he shall:

3.2.1                     endeavor to keep Borrower Company to engage in its principle businesses;

3.2.2                     abide by the provisions of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement (“Equity Interest Pledge Agreement”) and the Exclusive Option Agreement to which the Borrower is a party, perform his obligations under this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;

3.2.3                     not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the

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encumbrance thereon of any security interest or the encumbrance, except in accordance with the Equity Interest Pledge Agreement;

3.2.4                     cause any shareholders’ meeting and/or the board of directors of Borrower Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

3.2.5                     cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

3.2.6                     immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.7                     to the extent necessary to maintain his ownership of the Borrower Equity Interest, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.8                     without the prior written consent of Lender, refrain from any action /omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.9                     appoint any designee of Lender as director of Borrower Company, at the request of Lender;

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3.2.10              to the extent permitted by the laws of China, at the request of Lender at any time, promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Borrower Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.11              to the extent permitted by the laws of China, at the request of Lender at any time, cause the other shareholders of Borrower Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.12              in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

3.2.13              without the prior written consent of Lender, not to cause Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4                 Liability for Default

4.1       If Borrower conducts any material breach of any term of this Agreement, Lender shall have right to terminate this Agreement and require the Borrower to compensate all damages; this Section 4.1 shall not prejudice any other rights of Lender herein.

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4.2       Borrower shall not terminate this Agreement in any event unless otherwise required by applicable laws.

4.3       In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5                 Notices

5.1       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1                     Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

5.1.2                     Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2       For the purpose of notices, the addresses of the Parties are as follows:

Lender:                           Beijing Hexin Yongheng Technology Development Co., Ltd

Address:                         Room C107, Floor 2, No. 88 Xiangshan Road, Haidian District,

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Beijing, People’s Republic of China

Attn:                                            Xiaobo An

Phone:                                  +86 10-56579025

Borrower:            Xiaobin Zhai

Address:                         No. 36, West Road, Sishang Village, Yehe Town, Luancheng Country, Shijiazhuang City, Hebei Province

Phone:                                  +86 187 0143 1292

5.3       Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

6                 Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed

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disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

7                 Governing Law and Resolution of Disputes

7.1       The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2       In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing. The arbitration award shall be final and binding on all Parties.

7.3       Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8                   Miscellaneous

8.1       This Agreement should become effective upon execution by the Parties, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

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8.2       This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy. The Chinese version and English version shall have equal legal validity.

8.3       This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4       In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5       The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

8.6       Any obligations that occur or that are due as a result of this Agreement upon the expiration or early termination of this Agreement shall survive the expiration or early termination thereof. The provisions of Sections 4, 6, 7 and this Section 8.6 shall survive the termination of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Loan Agreement as of the date firs above written.

[SEAL]

Lender:	Beijing Hexin Yongheng Technology Development Co., Ltd

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Borrower:	Xiaobin Zhai

By:	/s/ Xiaobin Zhai

Power of Attorney

I, Xiaobin Zhai, a Chinese citizen with Chinese Identification Card No.: *******, and a holder of 5% of the entire registered capital in Hexin E-Commerce Co., Ltd. (“Hexin E-Commerce”) as of the date when the Power of Attorney is executed, hereby irrevocably authorize Beijing Hexin Yongheng Technology Development Co., Ltd (“WFOE”) to exercise the following rights relating to all equity interests held by me now and in the future in Hexin E-Commerce (“My Shareholding”) during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attending shareholders’ meetings of Hexin E-Commerce; 2) exercising all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws of China and H Hexin E-Commerce’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the directors, supervisors, the chief executive officer and other senior management members of Hexin E-Commerce.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute all the documents I shall sign as stipulated in the Exclusive Option Agreement entered into by and among me, WFOE and Hexin E-Commerce on 1st November, 2016 and the Equity Pledge Agreement entered into by and among me, WFOE and Hexin E-Commerce on 1st November, 2016 (including any modification, amendment and restatement thereto, collectively the “Transaction Documents”), and perform the terms of the Transaction Documents.

Strictly Confidential

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All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent. If required by PRC laws, WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During the period that I am a shareholder of Hexin E-Commerce, this Power of Attorney shall be irrevocable and continuously effective and valid from the date of execution of this Power of Attorney.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English. In case of any discrepancy between the Chinese version and the English version, the Chinese version shall prevail.

This Power of Attorney is signed on 1st November, 2016.

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Xiaobin Zhai

		By:	/s/ Xiaobin Zhai

Accepted by

[SEAL]

Beijing Hexin Yongheng Technology Development Co., Ltd

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

Acknowledged by:

Hexin E-Commerce Co., Ltd.

By:	/s/ Xiaobo An
Name:	Xiaobo An
Title:	Legal Representative

[SEAL]

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